U.S. Department of Justice United States Trustee, Region 10 Central & Southern Districts of Illinois Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 Indianapolis, Indiana 46204	317/226-6101 Fax 317/226-6356

Office of the United States Trustee — Region 10
Indianapolis, Indiana

Monthly Report
for
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of the month following the end of the calendar month covered by this report.

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered) Case Number: 03-17287-AJM-11 through 03-17292-AJM-11	For the month ended: June 30, 2004 Date Bankruptcy filed: September 16, 2003 Previously

Required Documents		ATTACHED	SUBMITTED

1.	Monthly Income Statement (P&L1)	X

2.	Monthly Cash Flow Report (CF1; 3 pages)	X

3.	Statement of Operations (Oprept)	X

4.	Other reports/documents as required by the U.S. Trustee	N/A

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: Horace Ward Title: Bankruptcy Administrative Officer	Dated: July 12, 2004 Debtor's telephone number: (309) 453-8081

Reports Prepared by: /s/ Horace Ward, (Name)	Bankruptcy Administrative Officer (Title)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY INCOME STATEMENT

As of June 30, 2004

Debtor Name     IN RE:    ROHN Industries, Inc. et al (Jointly Administered)

Case Number    03-17287-AJM-11 through 03-17292-AJM-11

	Current Month	Year-to- Date

INCOME

Gross Receipts or Sales	---	(7,648)

Less: Returns or Allowances	---	---

Cost of Goods
Beginning Inventory	612,497

Purchases	---

Other Costs (Factory labor and overhead)	1,212,716

Less: Ending Inventory	---

Cost of Goods Sold	1,825,213	1,825,213

Gross Profit	(1,825,213)	(1,832,861)

Interest	730	5,483
Rents	---	---
Gain (loss) from Sale of Property	---	(7,076)
Other Income	---	17,814

Total Income	(1,824,483)	(1,816,640)

GENERAL AND ADMINISTRATIVE EXPENSES

Compensation of Officers	---	---

Salaries and Wages	39,658	423,726

Repairs and Maintenance (Warranty Expense)	---	38,392

Factory equipment rental	---	11,719

Supplies	636	5,000

Bad Debts	---	---

Bank fees	2,470	22,707

Payroll Taxes	1,271	14,286

Other Taxes (property tax)	---	(35,720)

Interest Expense	---	---

Stockholder services	---	15,029

Insurance	---	17,392

Travel and Entertainment	412	8,167

Utilities and Telephone	10,953	43,123

Professional and Legal	27,803	803,237

Other Expenses (Employee benefit cost)	(20,196)	235,739

Other Expenses (Tax software)	---	12,315

Other Expenses (Trustee fees)	2,850	40,850

Other Expenses (Freight and other)	139	5,262

Total Expenses	65,996	1,661,224

Net Profit (loss)	(1,890,479)	(3,477,864)

P1 (rev 9/3/92) (Accrual Method of accounting is required)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

for the month ended June 30, 2004

Debtor Name     IN RE:  ROHN Industries, Inc. et al (Jointly Administered)

Case Number    03-17287-AJM-11 through 03-17292-AJM-11

Reconciled bank balance and cash on hand from last month (if this is the first report, insert the cash balance as of the petition date)		2,760,809

CASH RECEIPTS

From cash sales/receipts	---

From collection of pre-petition accounts receivable	3,806,521

From collection of post-petition accounts receivable	29,699

From loans	---

From contributions to capital or from gifts	---

Other receipts (Recovery of Deposits)	4,300

Other receipts (Recovery of preferential transfers)	25,662

Other receipts (0 interest earned)	730

Other receipts (Miscellaneous income)	---

TOTAL RECEIPTS (Do not include beginning bank balance)		3,866,912

CASH DISBURSEMENTS

Inventory purchases	---

*Net payments to officers/owners	---

*Net payments to other employees	29,678

Rent payments	---

Lease payments	---

Adequate protection payments	---

Insurance	---

Utilities/telephone	10,953

**Tax payments	11,252

Supplies	636

Outside labor	3,002

Travel/entertainment	412

*** Payments to attorneys	16,440

*** Payments to accountants	---

*** Payments to other professionals	---

U.S. Trustee quarterly fee	---

Other expenses (Benefit payments - self-funded plan)	23,268

Other expenses (Bank fees)	2,470

Other expenses (Collection agency, payroll service)	1,615

Other expenses (Bankruptcy filing fees)	2,850

Pre-petition payments (See Statement of Operations #2)	3,074,708

TOTAL DISBURSEMENTS		3,177,284

NET CASH FLOW (Total receipts minus total disbursements)		689,628

Bank balance and cash on hand at the end of the month
(beginning balance + cash receipts - cash disbursements)		3,450,437
* This figure is the actual cash paid. i.e. gross payroll less taxes withheld
** This figure come from page 2 of this form.
*** Attach a copy of the court order authorizing such payments

CFI (rev 9/3/92)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

for the month ended June 30, 2004

STATUS OF TAXES

	BEGINNING *TAX LIABILITY		AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY

FEDERAL

** Withholding	$	---	$7,070	$7,070	$	---

** FICA - employee		---	1,295	1,295		---

** FICA - employer		---	1,295	1,295		---

Unemployment		--	---	---		---

Income		---	---	---		---

Other - list		---	---	---		---

a. Subtotal	$	---	$9,660	$9,660	$	---

STATE AND LOCAL

Withholding	$	---	$1,592	$1,592	$	---

Sales		---	---	---		---

Excise		---	---	---		---

Unemployment		---	---	---		---

Other		---	---	---		---

Real property		---	---	---		---

Personal property		---	---	---		---

Other - list		---	---	---		---

b. Subtotal	$	---	$1,592	$1,592	$	---

TOTAL TAXES PAID - from a. and b. above (this sum is to be listed on page 1, as tax payments)				$11,252

Explain the reason for any past due post-petition taxes:

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payments or deposits.

CFI (rev 9/3/92)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT - SUPPLEMENTAL

for the month ended June 30, 2004

Debtor Name:    IN RE:   ROHN Industries, Inc. et al (Jointly Administered)

Case Number:    03-17287-AJM-11 through 03-17292-AJM-11

CASH DISBURSEMENTS - SUPPLEMENTAL

Case No.	Debtor Name	Cash Disbursements

03-17287-AJM-11	ROHN Industries, Inc.	$ 48,854
03-17288-AJM-11	ROHN Construction, Inc.	3,082,779
03-17289-AJM-11	ROHN Enclosures, Inc.	---
03-17290-AJM-11	ROHN, Inc.	---
03-17291-AJM-11	ROHN Installation Services, Inc.	---
03-17292-AJM-11	ROHN Products, Inc.	45,651

	Total Disbursements	$ 3,177,284

OFFICE OF THE U.S. TRUSTEE - REGION 10

AGING SCHEDULES FOR RECEIVABLES & PAYABLE

for the month ended June 30, 2004

ACCOUNTS RECEIVABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

Pre-petition	$ ---	$ ---	$ ---	$ 1,913,601

Post-petition	---	---	---	829,459

Totals	$ ---	$ ---	$ ---	$ 2,743,060	$ 2,743,060

(grand total)*

ACCOUNTS PAYABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

Post-petition only	$ ---	$ ---	$ ---	$ ---	$ ---

(grand total)

NOTES OR LEASES PAYABLE OR ADEQUATE PROTECTION AGREEMENTS (Post-petition only)	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days

List Creditor/Lessor

POST PETITION BANK

Bank Name	Account Type	Account Number	Beginning Balance	Ending Balance

LaSalle National Bank	Control Disbursement	5590017173	$ 32,487	$ 726,057
	Mexico funds (restricted- Mexico use)	5590017173	$ 21,305	$ 21,305
	Lockbox	5800127531	$ ---	$ ---
	VEBA Trust	45665216	$ ---	$ ---
	CD Investments (short-term)	Various	$ 500,000	$ 500,000

National City Bank of MI/IL	Payroll	10074861	$ 3,942	$ ---

Union Planters Bank	Local Checking	169404	$ 2,203,075	$2,203,075

CFI (rev 9/3/92)

United States Trustee, Region 10 Central & Southern Districts of Illinois Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 Indianapolis, Indiana 46204	317/226-6101 Fax 317/226-6356

Office of the United States Trustee — Region 10
Indianapolis, Indiana

Statement of Operations
for the Month ended June 30, 2004

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered) Case Number: 03-172887-AJM-11 through 03-17292-AJM-11

1.	What efforts have been made toward the presentation of a plan to creditor?

A plan to sell the Company was placed before the secured creditors and approved. The unsecured creditors have organized.

2.	Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?

NO

X	YES - If yes, then identify to whom the payment was made, the date paid and the amount(s). (See attached)

3.	Provide a brief narrative covering any significant events which occurred this past month.

During the month of June, under an agreement approved by the court, a final settlement of $3.8 million was made on the Commonwealth of Pennsylvania ("COP") contract. Of this amount, approximately $3.1 million was deducted by the COP and paid directly to various subcontractors who had performed work on the contract up to the termination date. The Company received the balance of approximately $.7 million.

4.
List the face value of accounts receivable as of the date that the bankruptcy was filed: $ 9,616,327.18*.

What amount of these receivables is considered uncollectible? $1,890,615 (over 90 days)*.

*Certain construction related customers have a claimed right to withhold payment to the estate and pay certain vendors directly. The impact of this has not been reflected here or in accounts payable.

5.	If assets have been sold this month in other than the ordinary course of business, provide the following information:

a.	asset(s) sold:	$ ---

b.	date of sale:

c.	sales price:	$ ---

d.	net amount received:	$ ---

Oprept REV. September 3, 1992

6.
List payments made to principals, executives or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name	Position	Amount	Explanation

N/A N/A

7.	Schedule of insurance coverage.

Type of Policy Filed 12/31/03	Expiration Date

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place.

No

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate.

The Company has obtained coverages for all the remaining assets on a quarterly basis. Given the liquidating nature of the business, we feel it is prudent to renew coverages quarterly based on the needs of the business at that time.

8.	Schedule of changes in personnel.

Full Time	Part Time

a.	Total number of employees at beginning of this period. (May 31, 2004)	3	2

b.	Number hired during this period	0	0

c.	Number terminated or resigned.	0	1

d.	Total number of employees on payroll at the end of the period. (June 30, 2004)	3	1

Oprept REV. September 3, 1992

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF INDIANA
INDIANAPOLIS DIVISION

IN RE:	)	Chapter 11
)
Frankfort Tower Enclosures, Inc.	)	03-17287-AJM-11
(f/k/a ROHN Enclosures, Inc., et al.)[1]	)	Jointly Administered)
)
Debtor.	)

ORDER APPROVING COMPROMISE AND SETTLEMENT WITH THE
COMMONWEALTH OF PENNSYLVANIA

        The Motion of the Debtors for approval of a compromise and settlement with the Commonwealth of Pennsylvania having come before the Court for hearing on May 18, 2004, the Debtors, the United States Trustee, the Official Committee of Unsecured Creditors, the Commonwealth of Pennsylvania, The Hartford Accident and Indemnity Company, and Kuhn Tower Communications having appeared by counsel,

        And the Court, noting that proper notice to all creditors and parties-in-interest was provided and no objection to the Motion has been filed, having reviewed the Motion and being duly advised in the premises and having considering the comments and evidence presented at hearing, including the Summary of contractor claims to be satisfied pursuant to the terms of the settlement attached hereto as Exhibit A, now finds that the proposed compromise and settlement between the Debtors and the Commonwealth of Pennsylvania is in the best interest of the estate, and that the compromise and settlement provides tangible benefit to the estate in return for sacrifice of uncertain claims against the Commonwealth and avoids the expense, inconvenience and delay involved with complex litigation between the parties. Accordingly, the Court finds that the relief requested in the Motion should be granted pursuant to Bankruptcy Rule 9019(a). Therefore, it is hereby

        ORDERED that the Motion to Approve Compromise and Settlement with the Commonwealth of Pennsylvania be, and same hereby is granted, and it is

1The Debtors are the following entities: Frankfort Tower Industries, Inc., Frankfort Tower Installation Services, Inc., Frankfort Tower Enclosures, Inc., Frankfort Tower, Inc., Frankfort Tower Products, Inc., Frankfort Tower Construction, Inc., formerly known as Rohn Industries, Inc., Rohn Installation Services, Inc., Rohn Enclosures, Inc., Rohn, Inc., Rohn Products, Inc., Rohn Construction, Inc.

        FURTHER ORDERED that the Stipulation and Settlement Agreement with the Commonwealth of Pennsylvania, attached to the Motion as Exhibit “A” thereto, is approved in its entirety pursuant to Bankruptcy Rule 9019(a).

Dated: May 20, 2004	/s/ Signature Illegible Judge, United States Bankruptcy Court

CONTRACTOR

Construction/Site Civil

Alpha Telecom Services Co.	$26,700.00
Burket Construction of Hollidaysburg, Inc.	$910,000.00
Eichelberger Construction, Inc.	$210,000.00
JG Contracting Co., Inc.	$334,537.90
Kuhn's Radio Communications	$245,195.48
Linde Enterprises, Inc.	$32,000.00
Meridian Construction, Inc.	$45,000.00
SBA Network Services, Inc.	$10,000.80
Steele Construction Company, Inc.	$104,970.80
ANG Associates	$624,577.82

Engineering

Clark	$800.00
TVGA	$3,500.00
H.F. Lenz Company	$50,663.72

Field Services

Ace Doran	$1,285.89
KMI Sales	$385.56
Alltec Corp.	$1,937.50
Cummins Mid S.	$1,727.50
Cummins Bridgeway	$804.70
Precision Elec	$17,171.91
Tower Services Unlimited, Inc.	$108,057.47
Temp Tech	$400.00
EMS	$135.00
Paul W. Essig	$954.03

Professional Services

Dettore Associates, Inc.	$194,354.57

CONTRACTOR

Misc. Suppliers/Others

Manko, Gold, Katcher & Fox	$16,650.00
Beckwith Machinery	$5,981.92
Konteck	$126,915.00
TOTALS	$3,074,707.57

EXHIBIT
A